                                                                    Exhibit 24.1


                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ Jan Rask
                                              Name: Jan Rask
                                              Title: Director, President and
                                                     Chief Executive Officer

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ Thomas N. Amonett
                                              Name: Thomas N. Amonett
                                              Title: Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ R. Don Cash
                                              Name: R. Don Cash
                                              Title: Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ Gregory L. Cauthen
                                              Name: Gregory L. Cauthen
                                              Title: Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ Thomas M Hamilton
                                              Name: Thomas M Hamilton
                                              Title: Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ Thomas R. Hix
                                              Name: Thomas R. Hix
                                              Title: Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ Arthur Lindenauer
                                              Name: Arthur Lindenauer
                                              Title: Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ Robert L. Long
                                              Name: Robert L. Long
                                              Title: Director

                                      TODCO

                                POWER OF ATTORNEY

WHEREAS, TODCO, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-1 (the "Form S-1") for the registration of the Company's Class A Common Stock, par value $.01 per share, and associated preferred stock purchase rights, and amendments thereto, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith;

NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint Jan Rask, T. Scott O'Keefe, Randall A. Stafford and Dale W. Wilhelm, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, any and all amendments to the Form S-1, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 6th day of July, 2004.



                                              By: /s/ J. Michael Talbert
                                              Name: J. Michael Talbert
                                              Title: Director